UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 20, 2015

F.N.B. Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12 Federal Street, One North Shore Center, Pittsburgh, Pennsylvania		15212
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	800-555-5455

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 20, 2015, F.N.B. Corporation (the Corporation) held its Annual Meeting of Shareholders. Shareholders voted on the matters set forth below.

Proposal 1 — Election of Directors

The Corporation’s fifteen director nominees proposed by the Board of Directors were elected to serve until the 2016 Annual Meeting of Shareholders by the following vote of common shareholders:

				Broker
Director Nominee	For	Withheld	Abstain	Non-Votes
William B. Campbell	123,326,545	1,941,061	909,728	24,463,168
James D. Chiafullo	100,489,698	24,752,415	935,221	24,463,168
Vincent J. Delie, Jr.	123,447,191	1,931,559	798,584	24,463,168
Laura E. Ellsworth	123,349,199	1,883,881	944,254	24,463,168
Stephen J. Gurgovits	123,298,690	2,001,511	877,133	24,463,168
Robert A. Hormell	124,228,489	1,096,967	851,878	24,463,168
David J. Malone	123,726,544	1,647,948	802,842	24,463,168
D. Stephen Martz	124,267,818	1,059,395	850,121	24,463,168
Robert J. McCarthy, Jr.	123,375,396	1,951,173	850,765	24,463,168
David L. Motley	124,104,171	1,258,097	815,066	24,463,168
Heidi A. Nicholas	124,125,527	1,198,885	852,922	24,463,168
Arthur J. Rooney, II	123,611,132	1,699,016	867,186	24,463,168
John S. Stanik	124,223,840	1,006,377	947,117	24,463,168
William J. Strimbu	123,977,314	1,366,638	833,382	24,463,168
Earl K. Wahl, Jr.	123,773,155	1,522,133	882,046	24,463,168

Proposal 2 – Adoption of Advisory Resolution on Executive Compensation

The advisory (non-binding) resolution to approve the 2014 compensation of the Corporation’s named executive officers was approved by a vote of the common shareholders of 121,707,226 shares voted for, 3,187,838 shares voted against and 1,282,270 abstentions. There were 24,463,168 broker non-votes for this proposal.

Proposal 3 – Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm

The ratification of appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for 2015 was approved by a vote of the common shareholders of 147,728,557 shares voted for, 1,832,933 shares voted against and 1,079,012 abstentions. There were no broker non-votes for this proposal.

Proposal 4 – Approval and Adoption of the Amendment of the F.N.B. Corporation 2007 Incentive Compensation Plan

The proposal to approve and adopt the amendment of the F.N.B. Corporation 2007 Incentive Compensation Plan was approved by a vote of the common shareholders of 120,370,825 shares voted for, 4,461,494 shares voted against and 1,345,015 abstentions. There were 24,463,168 broker non-votes for this proposal.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. Corporation

May 21, 2015	By:	Vincent J. Calabrese, Jr.

Name: Vincent J. Calabrese, Jr.
Title: Chief Financial Officer